Exh. 10.14 - Softrev Partners Note dated April 16, 2006 for $250,000

THIS CONVERTIBLE PROMISSORY NOTE IS BEING ISSUED TO SOFTREV PARTNERS, INC. AS A CARVE OUT FROM THE CONVERTIBLE PROMISSORY NOTE ISSUED TO CAPITALSMART, LLC ("CAPITALSMART NOTE") DATED FEBRUARY 15, 2006 FOR $1,000,000. PER AN AGREEMENT BETWEEN THE PRINCIPALS OF CAPITALSMART, LLC, THE CAPITALSMART NOTE WAS CANCELLED AND INDIVIDUAL CONVERTIBLE PROMISSORY NOTES WERE ISSUED IN LIEU THEREOF, EACH IN THE NAME OF A PRINCIPAL (OR ENTITY CONTROLLED BY A PRINCIPAL) OF CAPITALSMART.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR MEDICAL MEDIA TELEVISION, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.


                         MEDICAL MEDIA TELEVISION, INC.

                           CONVERTIBLE PROMISSORY NOTE


U.S. $250,000                                                     April 16, 2006
No.: PN-0415-SRP

            FOR VALUE RECEIVED, the undersigned, Medical Media Television, Inc., a Florida corporation (the "Company"), hereby promises to pay to the order of Softrev Partners, Inc. or any future permitted holder of this promissory note (the "Investor", "Payee", or "Holder"), at the principal office of the Payee set forth herein, or at such other place as the Payee may designate in writing to the Company, the principal sum of Two Hundred Fifty Thousand Dollars (U.S. $250,000), or such other amount as may be outstanding hereunder, together with any accrued but unpaid interest, in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts and in immediately available funds, as provided in this Convertible Promissory Note (the "Note"). This Note is the Note referred to in the Note Purchase Agreement dated as of April 15, 2006, between the Company and the purchaser named therein (the "Purchase Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

            1. Principal and Interest Payments.

                  (a) The Payee shall loan the Company, in installments, an aggregate of $250,000.

                  (b) The Company shall repay in full the entire principal balance then outstanding under this Note plus any accrued but unpaid interest:
(i) at any time on or before April 15, 2009, or (ii) as this Note may be extended pursuant to the terms hereof, or (iii) upon the acceleration of the obligations as contemplated by this Note, all being described as the "Maturity Date."

                  (c) The Note shall bear interest at a rate of twenty percent (20%) per annum. Interest shall accrue but will not become due and payable until the Maturity Date.

                  (d) This Note shall not be convertible until the Maturity Date. With the consent of both the Company and the Investor, the Note may be extended for an additional 12-month term, with the terms of the interest payments remaining the same as outlined in 1(c) above. The Note shall not be convertible such that the Investor's overall Common Stock ownership position in the Company exceeds 4.99%.

                  (e) The Company has the option to pay the principal amount of this Note plus any accrued but unpaid interest in a cash payment at any time prior to the Maturity Date.

            2. Conversion Option; Issuance of Certificates.

                  (a) This Note shall not be convertible until the Maturity Date. If the Company has not paid the Note prior to the Maturity Date, then at the Maturity Date, the outstanding principal amount of this Note, plus any accrued but unpaid interest shall be due and payable in cash; provided, however, the Payee shall have the sole option to convert on the Maturity Date the outstanding principal amount of this Note plus any accrued but unpaid interest into such number of shares of common stock of the Company, par value $.0005 per share (the "Common Stock"), equal to the principal amount of this Note plus any accrued but unpaid interest being converted divided by the Conversion Price. For purposes of this Note, "Conversion Price" shall mean the amount equal to a twenty percent (20%) discount to the then-current market price based on the average closing price for the twenty (20) days immediately preceding the conversion, but in no event shall the Conversion Price be less than $0.166 per share. Upon conversion of this Note into shares of Common Stock, the outstanding principal amount of this Note, together with any accrued but unpaid interest, shall be deemed to be the consideration for the Payee's interest in such shares of Common Stock.

                  (b) In the event that the Payee elects to convert this Note into shares of Common Stock in accordance with Section 2(a) herein, the Company shall, not later than five (5) trading days after the conversion of this Note, issue and deliver to the Payee by express courier a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of this Note.

            3. Ownership Cap and Certain Exercise Restrictions.

                  (a) Notwithstanding anything to the contrary set forth in this Note, at no time may a Holder of this Note convert this Note if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by such Holder at such time, the number of shares of Common Stock which would result in such Holder owning more than 4.999% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of this Note providing the Company with sixty-one (61) days notice (pursuant to Section 13 hereof) (the "Waiver Notice") that such Holder would like to waive this Section 3(a) with regard to any or all shares of Common Stock issuable upon exercise of this Note, this
Section 3(a) will be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Note.

                  (b) The Holder may not convert this Note hereunder to the extent such conversion would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of the Note held by the Holder after application of this Section; provided, however, that upon a holder of this Note providing the Company with a Waiver Notice that such holder would like to waive this Section 3(b) with regard to any or all shares of Common Stock issuable upon conversion of this Note, this Section 3(b) shall be of no force or effect with regard to those shares of Common Stock referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Note.


            4. Responsibilities of Company:

                  (a) Issue Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of this Note pursuant thereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

                  (b) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of any fractional shares to which the Payee would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the average of the closing bid prices of the Common Stock for the five (5) consecutive trading days immediately preceding the date of conversion of this Note.

                  (c) Reservation of Common Stock. The Company shall at all times when this Note shall be outstanding, reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note.

                  (d) Registration Rights. The Investor is aware that the Company filed a Registration Statement on Form SB-2 which was approved by the Securities & Exchange Commission on March 1, 2006 and that a total of 2,500,000 shares of Common Stock were reserved and registered for the conversion of the original CapitalSmart Convertible Promissory Note for $1,000,000. The Investor acknowledges and understands that 625,000 shares of Common Stock previously registered has been allocated for the future conversion of the principal amount of this Note, plus all accrued but unpaid interest (the "Allocated Shares"). Any shares of Common Stock issued to the Investor upon the conversion of the principal amount of this Note plus all accrued but unpaid interest in excess of the Allocated Shares shall have standard piggyback registration rights.

            5. No Rights as Shareholder. Nothing contained in this Note shall be construed as conferring upon the Payee, prior to the conversion of this Note, the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter, or any other rights as a shareholder of the Company.

            6. Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of Florida, such payment may be due on the next succeeding business day.

            7. Representations and Warranties of the Company. The Company represents and warrants to the Payee as follows:

                  (a) The Company has been duly incorporated, validly exists, and is in good standing under the laws of the State of Florida, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted.

                  (b) This Note has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver this Note and to perform its obligations hereunder.

                  (c) The execution, delivery and performance of this Note will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company's certificate of incorporation or by-laws, or (B) any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or
(iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject.

                  (d) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Note.

            8. Events of Default. The occurrence of any of the following events shall be an "Event of Default" under this Note:

                  (a) the Company shall fail to make the payment of any amount of any principal outstanding on the date such payment shall become due and payable hereunder; or

                  (b) the Company shall fail to make interest payments on the date such payments shall become due and payable hereunder; or

                  (c) any representation, warranty or certification made by the Company herein, or in any certificate or financial statement shall prove to have been false or incorrect or breached in a material respect on the date as of which made; or

                  (d) the holder of any indebtedness of the Company or any of its subsidiaries shall accelerate any payment of any amount or amounts of principal or interest on any indebtedness (the "Indebtedness") (other than the Indebtedness hereunder) prior to its stated maturity or payment date the aggregate principal amount of which Indebtedness of all such persons is in excess of $100,000, whether such Indebtedness now exists or shall hereinafter be created, and such accelerated payment entitles the holder thereof to immediate payment of such Indebtedness which is due and owing and such indebtedness has not been discharged in full or such acceleration has not been stayed, rescinded or annulled within ten (10) business days of such acceleration; or

                  (e) a judgment or order for the payment of money shall be rendered against the Company or any of its subsidiaries in excess of $100,000 in the aggregate (net of any applicable insurance coverage) for all such judgments or orders against all such persons (treating any deductibles, self insurance or retention as not so covered) that shall not be discharged, and all such judgments and orders remain outstanding, and there shall be any period of sixty
(60) consecutive days following entry of the judgment or order in excess of $500,000 or the judgment or order which causes the aggregate amount described above to exceed $500,000 during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (f) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) admit in writing its inability to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors,
(iv) commence a voluntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic), (v) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (vi) acquiesce in writing to any petition filed against it in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction
(foreign or domestic), or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

                  (g) a proceeding or case shall be commenced in respect of the Company or any of its subsidiaries without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of thirty (30) consecutive days or any order for relief shall be entered in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic) against the Company or any of its subsidiaries or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Company or any of its subsidiaries and shall continue undismissed, or unstayed and in effect for a period of thirty (30) consecutive days; or

                  (h) failure by the Company to issue the Conversion Shares or notice from the Company to the Payee, including by way of public announcement, at any time, of its inability to comply or its intention not to comply with proper requests for conversion of this Note into shares of Common Stock.

            9. Remedies Upon An Event of Default. If an Event of Default shall have occurred and shall be continuing, the Payee of this Note may at any time at its option, (a) declare the entire unpaid principal balance of this Note, together with all accrued but unpaid interest, due and payable, and thereupon, the same shall be accelerated and so due and payable; provided, however, that upon the occurrence of an Event of Default described in Sections 8(f) and (g), without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Company, the outstanding principal balance and any accrued but unpaid interest shall be automatically due and payable; or (b) exercise or otherwise enforce any one or more of the Payee's rights, powers, privileges, remedies and interests under this Note or applicable law. No course of delay on the part of the Payee shall operate as a waiver thereof or otherwise prejudice the right of the Payee. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise. Notwithstanding the foregoing, Payee agrees that its rights and remedies hereunder are limited to receipt of cash or shares of Common Stock in the amounts described herein.

            10. Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Payee with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Company shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

            11. Parties in Interest, Transferability. This Note shall be binding upon the Company and its successors and assigns and the terms hereof shall inure to the benefit of the Payee and its successors and permitted assigns. This Note may be transferred or sold, subject to the provisions of this Note, or pledged, hypothecated or otherwise granted as security by the Payee.

            12. Amendments. This Note may not be modified or amended in any manner except in writing executed by the Company and the Payee.

            13. Assignment. Neither party may assign, sell, or transfer to any third person the rights of such party hereunder; provided, however, that Payee may assign his rights hereunder to an entity wholly owned and controlled by Payee.

            14. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The Company will give written notice to the Payee at least thirty (30) days prior to the date on which the Company closes its books and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to the Payee at least twenty (20) days prior to the date on which dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to the Payee prior to such information being made known to the public.

          Address of the Payee:    Softrev Partners, Inc.
                                   Attn:  Stuart Kerr
                                   33 Twin Oaks Drive
                                   Kings Park, NY  11754
                                   Tel. No.:  (631) 269-2755
                                   Fax No.:  (708) 575-6889

         Address of the Company:   Medical Media Television, Inc.
                                   8406 Benjamin Road, Suite C
                                   Tampa, Florida 33634
                                   Attention: Philip M. Cohen, President/CEO
                                   Tel. No.:  (813) 888-7330
                                   Fax No.:  (813) 888-7375
                 with a copy to:   Bush Ross Gardner Warren & Rudy, PA
                                   Attn:  John N. Giordano
                                   220 S. Franklin St.
                                   Tampa, FL  33601
                                   Tel. No.:  (813) 224-9255
                                   Fax No.:  (813) 223-9620

            15. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of Florida, without giving effect to the choice of law provisions. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

            16. Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

            17. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Payee's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Payee and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Payee and that the remedy at law for any such breach may be inadequate. Therefore the Company agrees that, in the event of any such breach or threatened breach, the Payee shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

            18. Failure or Indulgence Not Waiver. No failure or delay on the part of the Payee in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

            19. Enforcement Expenses. The Company agrees to pay all costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses.

            20. Binding Effect. The obligations of the Company and the Payee set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

            21.  Compliance  with  Securities  Laws.  The  Payee  of  this  Note acknowledges that this Note is being acquired solely for the Payee's own account and not as a nominee for any other party, and for investment, and that the Payee shall not offer, sell or otherwise dispose of this Note other than in compliance with the laws of the United States of America and as guided by the rules of the Securities and Exchange Commission. This Note and any Note issued in substitution or replacement therefore shall be stamped or imprinted with a legend in substantially the following form:

                  "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR MEDICAL MEDIA TELEVISION, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

            22. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this
Note in any jurisdiction.

            23. Consent to Jurisdiction. Each of the Company and the Payee (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in Central Florida and the courts of the State of Florida located in Hillsborough County for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Payee consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address set forth in Section 13 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 23 shall affect or limit any right to serve process in any other manner permitted by law.

            24. Company Waivers. Except as otherwise specifically provided herein, the Company and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Company liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

                  (a) No delay or omission on the part of the Payee in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Payee, nor shall any waiver by the Payee of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

                  (b) THE COMPANY ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE PAYEE OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

            IN WITNESS WHEREOF, the Company has executed and delivered this Note as of July 26, 2006 with an effective date as of the date first written above.


                              MEDICAL MEDIA TELEVISION, INC.



                              By: /s/ Philip M. Cohen
                                 -----------------------------------------------
                                   Name:  Philip M. Cohen
                                   Title: President and Chief Executive Officer